Exhibit 99.1
Maxeon Solar Technologies and SunPower Corporation Announce Supply
Agreement Amendment and Resolution of Disputes

Singapore, and Richmond, CA, November 15, 2023 – Maxeon Solar Technologies, Ltd. (NASDAQ:MAXN), a global leader in solar innovation and channels, and SunPower Corporation (NASDAQ:SPWR), a leading residential solar technology and energy services provider, today announced an amendment of their supply agreement and resolution of disputes between the companies.

As part of the amended agreement, Maxeon will supply modules to SunPower through February 2024. SunPower will maintain its exclusive right to distribute M-Series products in the U.S. until March 31, 2024. Maxeon will be released from non-circumvention obligations with respect to SunPower dealers and will receive warrants to purchase SunPower common stock in a private placement, subject to the provisions of the agreement. Additionally, all outstanding disputes regarding the Master Supply Agreements between the two companies have been resolved.

About Maxeon Solar Technologies

Maxeon Solar Technologies (NASDAQ:MAXN) is Powering Positive Change™. Headquartered in Singapore, Maxeon designs and manufactures Maxeon® and SunPower® brand solar panels, and has sales operations in more than 100 countries, operating under the SunPower brand in certain countries outside the United States. The company is a leader in solar innovation with over 1,600 patents and two best-in-class solar panel product lines. Maxeon products span the global rooftop and solar power plant markets through a network of more than 1,700 trusted partners and distributors. A pioneer in sustainable solar manufacturing, Maxeon leverages a 35-year history in the solar industry and numerous awards for its technology. For more information about how Maxeon is Powering Positive Change™ visit us at www.maxeon.com, on LinkedIn and on Twitter @maxeonsolar.

About SunPower

SunPower (NASDAQ:SPWR) is a leading residential solar, storage and energy services provider in North America. SunPower offers solar + storage solutions that give customers control over electricity consumption and resiliency during power outages while providing cost savings to homeowners. For more information, visit www.sunpower.com.

Maxeon Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, our expectations and plans for short- and long-term strategy and our expectations regarding customer demand and for our business. These forward-looking statements are based on our current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission ("SEC") from time to time, including our most recent report on Form 20-F, particularly under the heading "Item 3.D. Risk Factors." Copies of these filings are available online from the SEC or on the Financials & Filings section of our Investor Relations website at https://corp.maxeon.com/financials-filings/sec-filings. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

SunPower Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our expectations for our business. These forward-looking statements are based on our current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the availability of products in sufficient quantities to fulfill demand and challenges managing our strategic relationships and partnerships, including our ability to successfully manage supplier relationships. A detailed discussion of these factors and other risks that affect our business is included in filings we make with the Securities and Exchange Commission (SEC) from time to time, including our most recent report on Form 10-K, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of our Investor Relations website at investors.sunpower.com. All forward-looking statements in this press release are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Contact:
Maxeon Media Contact:
Anna Porta
anna.porta@maxeon.com
+39 345 770-6205

Maxeon Investor Contact:
Robert Lahey
Robert.Lahey@maxeon.com
Mobile: +1 (202) 246-1872

SunPower Media Contact:
Sarah Spitz
Director, Public Relations
sspitz@sunpower.com
832-444-7151

SunPower Investor Contact:
Mike Weinstein
Mike.Weinstein@sunpowercorp.com
510-260-8585